Rule 497(e)

Registration Nos. 333-140895 and 811-22019

FIRST TRUST EXCHANGE-TRADED ALPHADEX® FUND

(the “Trust”)

FIRST TRUST MULTI CAP GROWTH ALPHADEX® FUND

(the “Fund”)

SUPPLEMENT TO THE FUND’S PROSPECTUS AND SUMMARY PROSPECTUS

JUNE 18, 2024

Notwithstanding anything to the contrary in the Fund’s Prospectus or Summary Prospectus, the Average Annual Total Return table in the section entitled “Annual Total Return” is deleted in its entirety and replaced with the following:

Average Annual Total Returns for the Periods Ended December 31, 2022

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Return Before Taxes	-23.77%	8.11%	11.65%	8.03%	5/8/2007
Return After Taxes on Distributions	-23.95%	7.95%	11.47%	7.87%
Return After Taxes on Distributions and Sale of Fund Shares	-14.07%	6.32%	9.62%	6.67%
Nasdaq AlphaDEX® Multi Cap GrowthTM Index(1) (reflects no deduction for fees, expenses or taxes)	-23.30%	8.84%	N/A	N/A
Nasdaq US Multi Cap GrowthTM Index(1) (reflects no deduction for fees, expenses or taxes)	-25.47%	10.29%	N/A	N/A
S&P Composite 1500® Index (reflects no deduction for fees, expenses or taxes)	-28.66%	9.92%	13.33%	9.75%
S&P Composite 1500® Growth Index (reflects no deduction for fees, expenses or taxes)	-17.78%	9.15%	12.40%	8.34%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	-19.21%	8.79%	12.13%	8.15%

(1)	Performance data is not available for all the periods shown in the table for the index because performance data does not exist for some of the entire periods.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS
AND SUMMARY PROSPECTUS FOR FUTURE REFERENCE